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		      SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C.  20549

				   FORM 8-K

				CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


	       Date of Report (Date of earliest event reported)
                                February 7, 1997
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			 COMMISSION FILE NO.:  1-13936


			    BOSTONFED BANCORP, INC.
			    -----------------------
	    (Exact name of registrant as specified in its charter)


Delaware                                                         52-1940834
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(State or other Jurisdiction of Incorporation                 (IRS Employer or
organization)                                                Identification No.)


17 New England Executive Park, Burlington, Massachusetts            01803
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (617) 273-0300
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ITEM 2.  Acquisition or Disposition of Assets
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      On February 7, 1997 BostonFed Bancorp, Inc. completed its acquisition of
Broadway Capital Corp. for approximately $22 million in cash.


ITEM 7.  Financial Statements and Exhibits
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      Attached is a copy of the press release announcing the consummation of the acquisition of Broadway Capital Corp. by BostonFed Bancorp, Inc.. It is impracticable at this time to provide the required financial statements and pro forma financial information. Such statements and information will be filed as soon as practicable but no later than 60 days from February 21, 1997.


Exhibit 99.1  Press Release dated February 14, 1997.




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: /s/ John A. Simas
                                         --------------------------------
                                         John A. Simas
                                         Senior Vice-President and Chief
                                         Financial Officer



Dated:    February 21, 1997